Share - Based Payment - Model Inputs for STI Performance Rights Granted (Detail) - Short Term Incentives Performance Rights [member] - $ / shares	Nov. 16, 2018	Sep. 28, 2018	Nov. 17, 2017	Feb. 10, 2017
Disclosure of other equity instruments [line items]
Share price at grant date	$ 0.039	$ 0.047	$ 0.024	$ 0.035
Expected price volatility of the Company's shares	76.00%	78.00%	73.00%	54.00%
Expected dividend yield
Risk-free interest rate	1.96%	2.02%	1.79%	1.80%